Business combinations	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Business combinations
23	Business combinations

Acquisition Interxion Science Park

On February 24, 2017, the Group completed the acquisition of 100% of the share capital of Vancis B.V. (“Vancis”), a company that historically provided colocation services from a data center at Science Park, Amsterdam, The Netherlands, and a satellite facility in Almere, The Netherlands. After the acquisition, Vancis B.V. was renamed InterXion Science Park B.V. Total consideration was €77.5 million of cash, which was paid immediately upon completion. The transaction was accounted for as a business combination, which requires that assets acquired and liabilities assumed be recognized at their respective fair values at the acquisition date.

The table below summarizes the purchase price allocation for the acquisition of Interxion Science Park:

€’000
Property, plant and equipment	16,821
Trade receivables(1)	1,165
Other current assets	959
Trade payables and other liabilities	(1,249)
Provisions	(280)
Goodwill	38,900
Customer portfolio	28,005
Deferred taxes	(6,804)
Total purchase price	77,517

Notes:

(1)	Trade and other receivables represent contractual gross amounts less €30 thousand, which was determined to be uncollectible at the date of acquisition.

Goodwill is the excess consideration remaining after allocating the fair value of the other acquired assets and liabilities and represents expected future economic benefits, to be achieved by operating a data center in close proximity to the virtual connectivity hub at Science Park, and is not expected to be deductible for tax purposes.

In connection with this acquisition, the Company recorded M&A transaction costs of approximately €1.2 million, which have been included in General and administrative costs as incurred (€0.5 million in 2017 and €0.7 million in 2016).

Since the acquisition date, Interxion Science Park contributed €6.5 million to total revenues and €0.1 million loss to the Group’s net income. If the acquisition had occurred on January 1, 2017, management estimates that consolidated revenue would have been €490.6 million, and net income for the period would have been €42.3 million. Interxion Science Park is included in the Big4 segment.